Exhibit 10.2

THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

SUBSCRIPTION AGREEMENT – SALE OF COMMON STOCK

February 1, 2009

SecureCare Technologies, Inc.
1617 W. 6th Street
Suite C
Austin, Texas 78703

Attention:	Neil Burley, Chief Financial Officer

	Re:	Sale of Common Stock

Gentlemen:

          Effective February 1, 2009, SecureCARE Technologies, Inc., a Nevada corporation (hereinafter referred to as “SCUC” or the “Company”) is offering to a limited number of investors (“Investors”), who are accredited investors, as hereinafter defined, an aggregate of up to Four Million (4,000,000) shares of its Common Stock for sale on a best effort basis at a price of $0.10 per share, par value $.001 per share (the “Common Stock” or “shares”).

The Company intends to offer the sale of its Common Stock (the “Offering”) from time to time through April 30, 2009 with no minimum sales required, and may determine to withdraw, limit or extend the offering at any time. SCUC has furnished the undersigned with the information set forth in the Subscription Agreement and in Section 2(a) below.

The Company will concurrently offer an aggregate of up to Three Million (3,000,000) shares in an offer to the holders of an aggregate of $300,000 in principal amount outstanding of 8% unsecured promissory notes issued between October 1, 2008 and January 31, 2009 to exchange the notes for the Company’s Common Stock at a rate of one share of Common Stock for each $0.10 of Note surrendered by the Holder (the “Exchange Offer”). The Exchange Offer will expire on February 23, 2009. There is no minimum number of Notes that must be exchanged.

          The Board of Directors has indicated that upon completion of the Offering of its Common Stock, it will adjust (the “Adjustment”) the Management, Employee and Board of Director Stock Options that have been granted by granting additional options so that the outstanding options represent the right to purchase an aggregate of 28% of the issued and outstanding shares of the Company on a fully diluted basis. As of February 1, 2009, Management, Employee and Board of Director Stock Options outstanding represent the right to purchase an aggregate of 28% of the issued and outstanding shares of the Company on a fully diluted basis. Accordingly, the Adjustment will result in a dilution of up to 28% of the shares outstanding upon completion of the Offering.

          1. Subscription. Subject to the terms and conditions of this Subscription Agreement - Sale of Common Stock, the undersigned hereby tenders this subscription and check, or other appropriate form of payment, set forth at the foot of this agreement to acquire the shares of Common Stock set forth at the foot of this agreement. Upon the acceptance and payment of the purchase price, certificates for Common Stock shares shall be issued to the Investors. Acceptance shall take place within thirty (30) business days after receipt of the signed Subscription Agreement and receipt of a check or other cleared funds for the purchase price. The sale hereby is not conditioned upon receipt of a minimum amount of proceeds.

          (a) Wiring of funds to the Company for the subscribed purchase price. When the investor desires to wire purchase funds directly to the Company, the following bank wiring information is to be used:

Comerica Bank, Tarrytown Office
2414 Exposition Boulevard
Suite D110
Austin, Texas 78703
Contact: Mark Ruether (512)472-8216
Account Name: SecureCare Technologies, Inc.
Routing Number: 111000753
Account Number: 1880981111
SWIFT Code: MNBDUS33

          2. Acknowledgments. The undersigned acknowledges that the undersigned has had the opportunity to review the following documents and has made such review as the undersigned has deemed appropriate:

          All documents filed by the Company with the Securities and Exchange Commission of the United States of America and is particularly aware of the Company’s current cash needs, the risk factors set forth in its Form 10-KSB for the year ended December 31, 2007, the Company’s history of bankruptcy and that an investment in the Company is an extremely high risk investment. The undersigned further acknowledges that unless the Company sells a majority of the Common Stock, its chances for success will be further reduced to a significant extent. The undersigned is aware that the Company has previously raised funds from investors believing that it would not require further private investment to become a viable operating company and has been mistaken in this belief.

3. Investment Representations.

                     (a)          Investment Intent. The undersigned represents that the undersigned is acquiring the Shares pursuant to the Offer for investment only and not with a view to, or for sale in connection with, any distribution thereof nor with any present intention to sell such Shares, except in compliance with the Act. The Company has no obligation to register the Shares under the Act and does not intend to do so. For several years there has been an extremely limited trading market for the Shares and no active market may ever develop. The certificates for the Shares will bear the following legend or a legend similar thereto:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred, pledged, hypothecated, or otherwise disposed of in the absence of (i) an effective registration statement for such securities under such act or (ii) an opinion of company counsel that such registration is not required.

                     (b)          Transfer Limited. The undersigned further acknowledges that the Shares to be purchased hereby will have been issued pursuant to an exemption from registration under the Act and the rules and regulations promulgated thereunder and agrees not to sell or otherwise transfer or dispose of the Shares in any transaction which, in the reasonable opinion of the Company’s counsel, would be in violation of the Act. For the purpose of determining the Holder’s holding period for the shares, the date of this agreement shall be deemed the date the Holder acquired the Shares and such shares will not be salable for at least six months thereafter absent a registration under the Act.

                     (c)          Experience. The undersigned represents and warrants that the undersigned has such knowledge and experience in financial and business matters that the Holder is and will be capable of evaluating the risks and merits of an investment in the Shares to be acquired hereby and that the Purchaser is able to bear the economic risks, including total loss, of investing in the Shares.

(d) No Filing. The undersigned understands that no federal or state agency has passed upon the Shares or made any findings or determination as to the fairness of this investment.

4. Information with Respect to the Undersigned. The undersigned represents the following information is true and correct:

Name of Holder:	(1)

(Print Name)

(2)

(Print Name)

Mailing Address:

(Name of Addressee)

(Number and Street)

	City	State	Zip Code

Facsimile No (Optional):

Social Security and/or taxpayer identification number(s):	(1)

(2)

Ownership Form (check one):

	___	Individual

	___	Joint Tenancy

	___	Community property

	___	Tenancy-in-common

          5. Copies of Notices. Copies of all notices or other communications to be given or made hereunder will be transmitted to purchaser at its above mailing address.

          6. Accredited Investor. The undersigned represent(s) and warrant(s) that I am (we are) “accredited investor(s)” as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission pursuant to the Act as set forth below. (Initial the appropriate category of accredited investor that each person satisfies and, in the case of joint or partnership ownership, indicate which person the initialed category is applicable to):

_____

(1)          Such investor is a natural person who had individual income (excluding income of such investor’s spouse) in excess of $200,000 in each of 2007 and 2008 or joint income with such investor’s spouse in excess of $300,000 in each of those years and reasonably expects to reach the same income level in 2009 (for purposes hereof, individual income being defined as adjusted gross income, without taking into account: (a) any deductions for long-term capital gains under § 1202 of the Internal Revenue Code of 1986, as presently amended (the “Code”); (b) any depletion deductions under Code § 611 et seq.; (c) any exclusion for interest under Code § 103; or (d) any partnership losses allocated to such Investor as reported on Schedule E of his Form 1040 or any successor form);

_____

(2)          Such investor is a natural person whose net worth at the time of purchase, either individually or jointly with such Investor’s spouse, exceeds $1,000,000 (including such investor’s home, home furnishings and automobiles);

_____

(3)          Such investor is a trust, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Act;

_____	(4) Such investor is a corporation, partnership, trust or other entity in which all of the equity owners are Accredited Investors; or

_____	(5) Other (details below):

          7. Tax Consequences. No effort has been made to provide any advice as to the federal, state or local income tax consequences of my investment in the Notes and Shares. I have been advised to seek my own independent advice as to the tax consequences of an investment in the Notes and Shares.

          8. Survival and Indemnification. The undersigned agree(s) that the representations contained herein shall survive the purchase of the Notes and Shares and that he (they) will indemnify and hold harmless SCUI from and against loss, damage or liability arising from a claim of or action instituted by a third party including any governmental or regulatory body investigation, or proceeding arising from a breach of any representation or material misrepresentation of the undersigned contained herein. The indemnities provided herein shall not be deemed exclusive remedies but are in addition to all other rights and remedies available to either or both of the parties pursuant to this Agreement.

          9. Miscellaneous.

          In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges shall be enforceable to the fullest extent permitted by law.

          This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. This Agreement may only be modified in writing signed by the undersigned and the Company.

          This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Texas applicable to agreements made and to be performed entirely within such State.

          IN WITNESS WHEREOF, the undersigned have executed this Subscription Agreement – Sale of Common Stock as of the day and year first above written.

(1)

(2)

Amount Subscribed for:

$__________________________ , totaling _____________shares of Common Stock (Par Value $0.001)

          The foregoing subscription is hereby accepted by SecureCare Technologies, Inc., as of the __day of ______________ , 2009.

SecureCare Technologies, Inc.
(a Nevada Corporation)

By:

Neil Burley, Chief Financial Officer